UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 10, 2017

EQUITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Kansas	001-37624	72-1532188
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

7701 East Kellogg Drive, Suite 300 Wichita, KS		67207
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 316.612.6000

Former name or former address, if changed since last report: Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On March 10, 2017, Equity Bancshares, Inc. (the “Company”) completed its merger (the “Merger”) with Prairie State Bancshares, Inc. (“Prairie”), pursuant to the terms of the Agreement and Plan of Merger, dated October 20, 2016 (the “Agreement”), by and among, the Company, Prairie Merger Sub (the “Merger Sub”) and Prairie. At the effective time of the Merger (the “Effective Time”), the Merger Sub merged with and into Prairie, with Prairie surviving the merger as a wholly-owned subsidiary of the Company. Following the Effective Time, Prairie merged into the Company, with the Company surviving the Merger and thereafter, State Bank, Prairie’s wholly owned bank subsidiary, merged with and into the Company’s wholly owned bank subsidiary, Equity Bank, with Equity Bank surviving the merger.

Pursuant to the Agreement, at the Effective Time each outstanding share of Prairie common stock was converted into the right to receive (i) 6.41 shares of Class A common stock, par value of $0.01 per share, of the Company, and (ii) $163.84 in cash.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On March 10, 2017, the Company issued a press release announcing the closing of the Merger. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

The information in this Item 7.01, including Exhibit 99.1, is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated therein by reference.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

In accordance with paragraph 9.01(a)(4) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(a) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(b)	Pro Forma Financial Information.

In accordance with paragraph 9.01(b)(2) of Form 8-K, the Company will file an amendment to this Current Report on Form 8-K containing the financial statements required by Item 9.01(b) not later than 71 calendar days after the date that the initial Current Report on Form 8-K was required to be filed.

(d)	Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 20, 2016, by and between Equity Bancshares, Inc., Prairie Merger Sub, Inc. and Prairie State Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on October 20, 2016).

99.1	Press Release, dated March 10, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Equity Bancshares, Inc.

Date: March 15, 2017	By: /s/ Brad S. Elliott
Brad S. Elliott
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement and Plan of Merger, dated as of October 20, 2016, by and between Equity Bancshares, Inc., Prairie Merger Sub, Inc. and Prairie State Bancshares, Inc. (incorporated by reference to Exhibit 2.1 to Equity Bancshares, Inc.’s Current Report on Form 8-K, filed with the SEC on October 20, 2016).

99.1	Press Release, dated March 10, 2017.